PURA VIDA ACQUISITION ANNOUNCEMENT

FORWARD-LOOKING STATEMENTS This presentation may contain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. Such statements involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of Vera Bradley, Inc. and its subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements regarding the expected benefits and costs of the transaction contemplated by the purchase agreement by and between Vera Bradley and Pura Vida; the expected timing of the completion of the acquisition; the ability of Vera Bradley and Pura Vida to complete the acquisition considering the various conditions to the transaction, some of which are outside the parties’ control, including those conditions related to regulatory approvals; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the acquisition may not be timely completed, if at all; that, prior to the completion of the transaction, Pura Vida’s business may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; and other risks that are described in Vera Bradley’s latest Annual Report on Form 10-K and its other filings with the SEC. Vera Bradley and Pura Vida assume no obligation and do not intend to update these forward-looking statements. Page 1

COMPELLING STRATEGIC ACQUISITION OF PURA VIDA BRAND HIGHLIGHTS . Rapidly growing, digitally native and highly engaging lifestyle accessories brand . Broad and growing following with a strong voice to female Millennial and Gen-Z consumers . Casual, fun and adventurous product aesthetic and positioning . Attractive growth profile TRANSACTION OVERVIEW . Total consideration of $75.0 million for 75% interest in Pura Vida, subject to certain purchase price adjustments . Potential for up to $22.5 million in additional consideration based on certain performance-based targets in calendar year 2019 . Existing cash balance to fund 100% of purchase price . Acquisition expected to be accretive to earnings in fiscal 2020 . Expected to close in late Q2 fiscal 2020 Page 2

INTRODUCTION TO PURA VIDA Digitally native lifestyle brand founded in 2010 upon the “pura vida” or “pure life” lifestyle “pura vida” strives to build a powerful and socially- conscious community BRACELET CATEGORY Differentiated and expanding product offering of bracelets, jewelry and other lifestyle accessories Active and loyal consumer base consistently purchasing new product and engaging on social media Multi-channel distribution spanning e-commerce, JEWELRY CATEGORY subscription and wholesale accounts Highly compelling financial profile with CY2018 Sales of $68.3 million, net income of $3.8 million and adjusted EBITDA of $13.7 million Page 3

LIFESTYLE ACCESSORIES BRAND WITH BROAD CONSUMER APPEAL Page 4

POWERFUL DIGITAL AND SOCIAL MEDIA PLATFORM Highly Effective Consumer Engagement . Highly engaging lifestyle . Foster lasting . Disciplined approach brand that deeply resonates relationships and bolster to investments in other with customers via an organic engagement marketing channels efficient and innovative through passionate that can cost- marketing strategy enthusiasts, select effectively scale the . Engaged social media influencers, and brand brand community with 3M+ ambassadors consumers across Instagram, Facebook, Snapchat, Twitter, Pinterest Page 5

STRATEGIC RATIONALE Highly Complementary Businesses . Devoted, emotionally-connected and multi-generational consumer base . Aligned with existing market position of casual, comfortable, affordable and fun . Consistent with current positioning as a “gifting” and socially-connected brand Diversifies Business Model Across Channels and Products . Leverage respective expertise in specialty wholesale and e-commerce . Opportunity to expand into attractive adjacent lifestyle accessories categories Digital Marketing and E-Commerce Capabilities . Innovative and effective digital marketing and customer engagement capabilities . Leading e-commerce platform and expanding subscription model drives strong consumer traffic Substantial Operational and Financial Benefits . Strong topline growth profile . Attractive profitability and accretive to earnings Page 6

HIGHLY COMPLEMENTARY BUSINESSES Well-Balanced Consumer Base Lifestyle Brand Positioning Strong Cultural Alignment “Gifting” and Socially-Connected Brands Multi-Channel Distribution Strategy Significant Overlap and Alignment in Lifestyle, Customers and Mission Page 7

DIVERSIFIES BUSINESS MODEL ACROSS CHANNELS AND PRODUCTS Pro Forma (FY 2019) (CY 2018) Annual Sales: $416 Million $68 Million $484 Million 2% 14% 18% 22% 20% 22% Wholesale 25% Wholesale Sales by Wholesale Retail Retail E-Commerce E-Commerce Channel: E-Commerce Monthly Club Monthly Club 60% 65% 52% 4% 11% 41% 14% Bags 35% Bags 9% Sales by 22% Travel Accessories Travel Product Accessories Bracelets / Jewelry Accessories Home & Other Category: Home & Other 19% Bracelets / Jewelry 26% 96% 22% Scalable Platform of Complementary Brands, Channels and Product Offerings Page 8

DIGITAL MARKETING AND E-COMMERCE CAPABILITIES Award-winning website immerses visitors in brand, Content integration from social media product, social mission and community creates a cohesive consumer experience 1.6+ million #2 on Instagram’s Top 2 1.0+ million 80 Net followers on Most Engaged ‘bracelets’ in Pura Vida Promoter Instagram email subscribers Score Jewelry Brands Google search Page 9

SUBSTANTIAL OPERATIONAL AND FINANCIAL BENEFITS GROWTH POTENTIAL FINANCIAL BENEFITS STRONG BALANCE SHEET . Formation of a . Acquisition expected to . Existing Vera Bradley multi-branded lifestyle be accretive to earnings cash balance to fund accessories platform in fiscal 2020 100% of purchase price enhances long-term growth profile . Diversified revenue . Ample liquidity post- profile by channel, transaction with . Strengthens digital and product category and $65+ million of cash and e-commerce capabilities end-consumer investments as well as no outstanding debt . Attractive cash flow generation of the combined platform Compelling Financial Benefits Creating Shareholder Value Page 10

TRANSACTION SUMMARY . Vera Bradley to acquire 75% of Pura Vida for consideration of $75.0 million, subject to certain purchase price adjustments Transaction . Pura Vida management has the potential for up to $22.5 million of incremental consideration in the form of an earn-out, subject to certain performance-based targets in calendar year 2019 . Vera Bradley has the right to acquire remaining stake 5 years post-closing . Founders to continue to lead Pura Vida Operations . Headquarters of Pura Vida to remain in La Jolla, California . Vera Bradley to provide operational and brand expansion support . Transaction has been approved by Vera Bradley Board of Directors Timing . Signed definitive agreement on June 19, 2019 . Expected to close in late Q2 fiscal 2020 Page 11

APPENDIX

PURA VIDA ADJUSTED EBITDA RECONCILIATION (Unaudited) 12 months ended December 31, 2018 ($ in thousands) Net income $ 3,824 Depreciation and intangible asset amortization 36 EBITDA (non-GAAP) 3,860 Seller compensation, tax payments and tax reserves (1) 7,977 Other unusual non-recurring adjustments (2) 1,898 Adjusted EBITDA (non-GAAP) $ 13,735 _____________________ (1)Includes non-recurring payments for sellers' income tax liability and non-recurring sales tax exposure. (2)Includes non-recurring legal and professional fees, transaction and settlement costs, and one-time transition items. Page 12